Astor Mutual Funds

Astor Active Income ETF Fund

Class A Shares (AXAIX)

 Class C Shares (CXAIX)

Astor Long/Short ETF Fund

Class A Shares (ASTLX)

 Class C Shares (ASTZX)

  Class I Shares (ASTIX)

 Class R Shares (ASTRX)

Astor S.T.A.R ETF Fund

Class A Shares (ASPGX)

 Class C Shares (CSPGX)

each a series of Northern Lights Fund Trust

Supplement dated April 12, 2013 to the Prospectus dated November 28, 2012

Effective as of April 15, 2013, the Fund’s adviser has made amendments to the “How to Purchase Shares” portion of the Prospectus as described below, including advancing 1.00% of the purchase price of Class C shares to Selling Brokers and including a contingent deferred sales charge (“CDSC”) on redemptions of Class C shares within one year after purchase.

The following replaces the “Class C Shares” portion of the “How to Purchase Shares” section of the Prospectus.  Any contrary information in the Prospectus and Statement of Additional Information should be disregarded.

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Class C Shares:  Class C shares of a Fund are offered at their NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services. Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.

The Fund’s adviser will advance to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, 1.00% of the purchase price of Class C shares from the adviser’s own resources, at the time of purchase. The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees (as described above) during the first year after purchase to the Fund’s adviser in satisfaction of the advance.  The Fund’s distributor will pay the Class C shares distribution and/or shareholder service fees to Selling Brokers, or other financial intermediaries that have entered into distribution agreements with the distributor, for Class C shares held for over a year.

If you redeem Class C shares within one year after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption and will be calculated without regard to any redemption fee. When you redeem Class C shares, the redemption order is processed so that the lowest CDSC is charged. Class C shares that are not subject to a CDSC are redeemed first. In addition, you will not be charged a CDSC when you redeem shares that you acquired through reinvestment of Fund dividends or capital gains.  Any CDSC paid on the redemptions of Class C shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. Class C shares purchased prior to April 15, 2013 are not subject to a CDSC.

The minimum initial investment is $1,000 for qualified accounts such as a 401(k) plan and $5,000 for other accounts.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated November 28, 2012, each provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services toll-free at 1-800-899-8230.

Please retain this Supplement for future reference.